SHARE CAPITAL	6 Months Ended
Jun. 30, 2023
Equity [Abstract]
Share capital	SHARE CAPITAL
The Company had an issued share capital at June 30, 2023 of $5.5 million divided into 54,520,325 ordinary shares (December 31, 2022: $5.5 million divided into 54,520,325 ordinary shares) of $0.10 par value.
In November 2022, the Company entered into an Equity Distribution Agreement with Citigroup Global Markets Inc. and Barclays Capital Inc. for the offer and sale of up to $100.0 million of the Company’s ordinary shares, par value $0.10 per share, through an at-the-market offering ("ATM").

In November 2022, the Company filed a registration statement to register the sale of up to $100 million ordinary shares pursuant to a dividend reinvestment plan ("DRIP"), to facilitate investments by individual and institutional shareholders who wish to invest dividend payments received on shares owned or other cash amounts, in the Company's ordinary shares on a regular basis, one time basis or otherwise. If certain waiver provisions in the DRIP are requested and granted pursuant to the terms of the plan, the Company may grant additional share sales to investors from time to time up to the amount registered under the plan.

No new shares were issued and sold under the ATM and DRIP arrangements during the six months ended June 30, 2023. In the year ended December 31, 2022, the Company issued and sold 409,741 ordinary shares pursuant to the ATM arrangement, for aggregate proceeds of $14.5 million with an average net sales price of $35.36 per share and issued and sold no ordinary shares pursuant to the DRIP arrangement.